ThirdFed Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated January 4, 2004,

To Prospectus Dated August 16, 2005

The Company is extending the availability of the Automatic Bonus Credit available with the ThirdFed Variable Annuity Contract through December 31, 2006. The sections of the Prospectus entitled “Automatic Bonus Credit” located on pages 4 and 14, respectively, are deleted in their entirety and replaced with the following:

Automatic Bonus Credit — Beginning August 16, 2005 the Company will automatically issue a rider, which makes available a Bonus Credit; provided, however, that the rider is available only if (1) the Company issues your Contract during the period of August 16, 2005 through December 31, 2006 and (2) the age of the oldest Owner on the Contract Date is 80 or younger.

The Bonus Credit, which will be added to your Contract Value, is equal to 1% of each Purchase Payment made in the first Contract Year. The Company will apply the Bonus Credit to your Contract Value at the time the Purchase Payment is effective, and any Bonus Credit will be allocated among the Subaccounts and the Fixed Account in the same proportion as your Purchase Payment. See “Automatic Bonus Credit.”

Automatic Bonus Credit — Beginning August 16, 2005, the Company will automatically issue a rider, which makes available a Bonus Credit; provided, however, that the rider is available only if (1) the Company issues your Contract during the period of August 16, 2005 through December 31, 2006 and (2) the age of the oldest Owner on the Contract Date is 80 or younger.

The Bonus Credit, which will be added to your Contract Value, is equal to 1% of each Purchase Payment made in the first Contract Year. The Company will apply the Bonus Credit to your Contract Value at the time the Purchase Payment is effective, and any Bonus Credit will be allocated among the Subaccounts and the Fixed Account in the same proportion as your Purchase Payment. This rider is available only if the age of the oldest Owner on the Contract Date is age 80 or younger. The Company expects to make a profit from the Automatic Bonus Credit. Bonus Credits are funded by a higher withdrawal charge and a less generous death benefit relative to certain other contracts issued by the Company. If this Contract is surrendered you may incur higher withdrawal charges than would have been the case if the Contract had been issued without a Bonus Credit. In addition, a contract without a Bonus Credit might offer a greater death benefit than that available under this Contract.

The Company reserves the right to withdraw the automatic Bonus Credit at any time without notice. The Company currently plans to make the automatic Bonus Credit available in connection with Contracts issued during the period of August 16, 2005 through December 31, 2006. If your Contract is issued with this rider, you will receive the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchase the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company plans to make the automatic Bonus Credit available if your application is submitted during the period of August 16, 2005 through December 31, 2006 and your initial Purchase Payment is received by the Company no later than February 28, 2007. For the purpose of the Five-Year and Ten-Year GMAB riders, Bonus Credits are not considered Purchase Payments.

The Bonus Credit is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and, for withdrawals made after the Free-Look period, is subject to any applicable withdrawal charge. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the then current value of any Bonus Credit applied. See “Free-Look Right.” This Bonus Credit is not available to an Owner who purchases the Contract pursuant to exchange of an insurance or annuity contract issued by the Company or any affiliated life insurance company. There is no charge for this rider.

Please Retain This Supplement For Future Reference